UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 11, 2007

ALTEON INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16043	13-3304550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Campus Drive
Parsippany, New Jersey 07054
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (201) 934-5000

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 11, 2007, Alteon Inc., a Delaware corporation (“we,” “us” or the “Company”) entered into a Note and Warrant Purchase Agreement (the “Agreement”) with institutional investors that are experienced in the biotechnology industry (the “Buyers” and together with the Company, the “Parties”). Pursuant to the terms and subject to the conditions contained in the Agreement, we issued and sold to the Buyers, and the Buyers purchased from us, $3,000,000 principal amount of senior convertible secured promissory notes (the “Notes”). Each Note accrues interest at a rate of 8% per annum and the principal and interest on the Note are due and payable, if not converted, on May 31, 2007. The Notes will automatically be converted into any security that is issued by the Company to the Buyers and other potential investors in connection with a proposed private preferred stock and warrant financing of up to $20 million that is currently being negotiated. The closing of any such additional financing, which the Company anticipates will be done at a discount from the market price, will be subject to stockholder approval. In addition, at the option of the Buyers, the Notes may be converted into any security that is sold by the Company in any other financing on or prior to May 31, 2007. If the Notes have not been repaid or converted prior to May 31, 2007, we will be obligated to repay the outstanding principal amount plus any accrued but unpaid interest as well as (i) an additional $1,000,000 and (ii) fifteen percent (15%) of any amount received from financing, sale or licensing transactions completed prior to June 30, 2008, subject to a cap of $2,000,000 in the aggregate. Finally, at the option of the Buyers, unless otherwise converted, the Notes may be converted into shares of our common stock, $0.01 par value per share (the “Common Stock”), at a price equal to the closing price of the Common Stock on January 11, 2007.

In connection with the Agreement, we also issued to the Buyers warrants to purchase 25,734,453 shares of our Common Stock for a period of five years commencing on January 11, 2007 at an exercise price of $0.01 per share (the “Warrants”). The Warrants will be exercisable starting as of May 31, 2007, unless the Notes are converted prior to such date, in which case the Warrants will expire.

Contemporaneously with the execution and delivery of the Agreement and the issuance by us to the Buyers of the Notes and the Warrants, the Parties executed (i) a Security and Guaranty Agreement (the “Security Agreement”), pursuant to which we and our wholly owned subsidiary HaptoGuard, Inc., agreed to provide to the Buyers a first priority security interest in certain Collateral (as this term is defined in the Security Agreement) to secure our obligations under the Agreement and the Notes, and (ii) an Intellectual Property Security Agreement (“Intellectual Property Security Agreement”), pursuant to which we and our wholly owned subsidiary HaptoGuard, agreed to provide to Buyer a first priority security interest in certain IP Collateral (as this term is defined in the Intellectual Property Security Agreements) to secure our obligations under the Agreement and the Notes.

Contemporaneously with the execution and delivery of the Agreement, the Parties entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Under the terms of the Registration Rights Agreement, Alteon has agreed to file a registration statement with the U.S. Securities and Exchange Commission for the resale of the shares of common stock underlying the warrants and the Notes sold in the private placement by April 30, 2007. Failure to file the registration statement in a timely manner will result in payment by Alteon to each investor of liquidated damages, subject to certain limitations set forth in the Registration Rights Agreement. Such liquidated damages are also payable in the event that the resale registration statement has not been declared effective within certain time periods or if sales cannot be made pursuant to the registration statement following its effectiveness, each as described in the Registration Rights Agreement.

In addition, in connection with the execution and delivery of the Agreement, the Company amended that certain Amended and Restated Stockholder Rights Agreement dated as of July 27, 2005 (the “Rights Agreement”) to provide that the Buyers would not be deemed Acquiring Persons (as defined in the Rights Agreement) and that the purchase of the notes and warrants by the Buyers would not be deemed to trigger a Stock Acquisition Date or a Distribution Date (each as defined in the Rights Agreement).

The preceding descriptions of the offering and the agreements related thereto do not purport to be complete and are qualified in their entirety by reference to the agreements, copies of which are attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

A copy of the press release announcing the offering and entry into the related agreements is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The agreements relating to the offering described above under Item 1.01 were entered into on January 11, 2007. The disclosure provided above under Item 1.01 is incorporated herein by reference. The securities issued to the parties described under Item 1.01 have been issued without registration with the Securities and Exchange Commission in reliance on the exemption from such registration provided under Section 4(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Note and Warrant Purchase Agreement dated January 11, 2007.

10.2	Security Agreement dated January 11, 2007.

10.3	Intellectual Property Security Agreement dated January 11, 2007.

10.4	Registration Rights Agreement dated January 11, 2007.

10.5	Form of Senior Convertible Secured Note relating to the Note and Warrant Purchase Agreement.

10.6	Form of Common Stock Purchase Warrant relating to the Note and Warrant Purchase Agreement.

10.7	Amendment No.1 to Amended and Restated Stockholder Rights Agreement dated January 11, 2007.

99.1	Press Release dated January 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alteon Inc.

January 16, 2007	By:	Noah Berkowitz
/s/ Noah Berkowitz
Name: Noah Berkowitz, MD, PhD
Title: President and Chief Executive Officer

EXHIBIT INDEX

10.1	Note and Warrant Purchase Agreement dated January 11, 2007.

10.2	Security Agreement dated January 11, 2007.

10.3	Intellectual Property Security Agreement dated January 11, 2007.

10.4	Registration Rights Agreement dated January 11, 2007.

10.5	Form of Senior Convertible Secured Note relating to the Note and Warrant Purchase Agreement.

10.6	Form of Common Stock Purchase Warrant relating to the Note and Warrant Purchase Agreement.

10.7	Amendment No.1 to Amended and Restated Stockholder Rights Agreement dated January 11, 2007.

99.1	Press Release dated January 11, 2007.